UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Kearny Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A

	(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing party: N/A
	(4)	Date Filed: N/A

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

of Shareholders to Be Held at 10:00 a.m., October 30, 2014.

September 30, 2014

As part of our efforts to reduce expenses and conserve the environment, Kearny Financial Corp. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper copies. The proxy statement and annual report are available at: http://www.cfpproxy.com/5791.

Notice is hereby given that the 2014 annual shareholder’s meeting will be held at 10:00 a.m. on October 30, 2014, at the Crowne Plaza Hotel, 690 Route 46 East, Fairfield, New Jersey. The matters to be covered are noted below:

1.	Election of three directors;

2.	Ratification of appointment of BDO USA, LLP as independent registered public accounting firm for the fiscal year ending June 30, 2015; and

3.	To approve, on an advisory basis, the compensation of Kearny Financial Corp.’s named executive officers as disclosed in the proxy statement.

The Board of Directors is not aware of any other such matters. Shareholders of record at the close of business on September 5, 2014 are entitled to vote at the meeting. Directions for voting at the meeting in person are included in the proxy statement. You may obtain directions to the location of the meeting at www.ihg.com/crowneplaza/hotels/us/en/fairfield/ffdnj/hoteldetail.

Your Board of Directors recommends a vote “FOR” each of the above proposals.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote by mail or in person. If you wish to vote by mail, simply cast your vote on the proxy card enclosed, sign, date and return.

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for these reports by October 20, 2014 to facilitate timely delivery, you will need your Shareholder Control Number that can be found in the lower right hand corner of your proxy card. Then, either:

•	Call our toll-free number, (800) 951-2405; or

•	Visit our website at http://www.cfpproxy.com/5791; or

•	Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

Thank you for your continued support!